SIDE LETTER NO. 2
                                October 13, 2000



Raintree Resorts International, Inc.
CR Resorts Cancun, S. de R.L. de C.V.
CR Resorts Los Cabos, S. de R.L. de C.V.
CR Resorts Puerto Vallarta, S. de R.L. de C.V.
Corporacion Mexitur, S. de R.L. de C.V.
CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V.
CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V.
CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.
Promotora Villa Vera, S. de R.L. de C.V.
Villa Vera Resort, S. de R.L. de C.V.
c/o Raintree Resorts International, Inc.
10000 Memorial Drive, Suite 480
Houston,  Texas 77024
Attention:  Mr. Douglas Y. Bech

     Re: First Amended and Restated Loan and Security Agreement dated April 23, 1999, as amended.

Dear Mr. Bech:

     Reference is made to that certain First Amended and Restated Loan and Security Agreement dated as of April 23, 1999 (the "Original Loan Agreement"), as amended by that certain Amendment No. 1 to First Amended and Restated Loan and Security Agreement dated as of November 30, 1999 (the "Amendment No. 1") and as further amended by that certain side letter dated May 11, 2000 (the "Side Letter No. 1" and together with the Original Loan Agreement and the Amendment
No. 1, collectively the "Loan Agreement"), by and among FINOVA Capital Corporation ("Lender") and CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., Promotora Villa Vera, S. de R.L. de C.V. and Villa Vera Resort, S. de R.L. de C.V. (collectively the "Borrower"), evidencing certain loan facilities from Lender to the Borrower. In connection with the Loan Agreement, Raintree Resorts International, Inc. ("Raintree") executed and delivered to Lender a Corporate Guarantee and Subordination Agreement dated as of November 23, 1998 (the "Original Guarantee"), as amended by that certain Consent of Guarantor and Amendment No. 1 to Corporate Guarantee and Subordination Agreement dated as of April 23, 1999 and as further amended by that certain Consent of Guarantor and Amendment No. 2 to Corporate Guarantee and Subordination Agreement dated as of November 30, 1999 (collectively the "Guarantee Agreement").

                  Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Original Loan Agreement.

     This Side Letter will set forth certain agreements that have been reached among the Borrower, Raintree and the Lender.

          1. Additional Definitions: Paragraph 1 of the Loan Agreement shall be amended by adding the following defined terms:


          "'Foreign Receivables': those Receivables with respect to which the maker is a resident of a country other than the United States of America or Canada.

          2. Delinquencies: Paragraph S.5(b) of the Schedule shall be amended and restated in its entirety to read as follows:

                           "(b) Borrower shall not permit Delinquencies as of the end of any three (3) consecutive calendar months during the term of the Receivables Loan and the Inventory Loan to exceed five percent (5%) of the aggregate then unpaid principal balance of all Foreign Receivables which have been pledged or assigned to Lender. Borrower shall not permit Delinquencies as of the end of any three (3) consecutive calendar months during the term of the Receivables Loan and the Inventory Loan to exceed four percent (4%) of the aggregate then unpaid principal balance of all Receivables (inclusive of Foreign Receivables) which have been pledged or assigned to Lender. In addition, during the term of the Inventory Loan, Borrower shall not permit Delinquencies as of the end of any three (3) consecutive calendar months to exceed ten percent (10%) of the aggregate then unpaid principal balance of all Receivables arising from the Time Share Project that have not been pledged or assigned to Lender. For purposes hereof, Delinquencies shall mean, (i) in the case of the first sentence above, Foreign Receivables pledged or assigned to Lender under which an installment payment becomes more than sixty (60) days past due, (ii) in the case of the second sentence above, Receivables (inclusive of Foreign Receivables) pledged or assigned to Lender under which an installment payment becomes more than sixty (60) days past due and
         (iii) in the case of the third sentence above, Receivables arising from the Time Share Project and which have not been pledged or assigned to Lender, under which an installment payment becomes more than sixty (60) days past due. This covenant shall be tested on a consolidated level as to all of the entities constituting Borrower."

          3. Foreign Persons: Subparagraph (j) appearing on Exhibit A to the Original Loan Agreement shall be amended and restated in its entirety to read as follows:

               "(j) The Purchaser is a United States or Canadian resident, unless the Purchasers of at least eighty-five percent (85%) of all other Eligible Instruments are United States or Canadian residents."

          4. Exhibit A to the Original Loan Agreement shall be amended with the addition of a subparagraph (r) reading as follows:

               "(r) In the case of a Foreign Receivable, at least two (2) scheduled installment payments have been made."

          5. Servicing: To the extent that any Borrower receives any installment of principal, interest or other amounts payable under any Instruments pledged or assigned to Lender, the Borrower receiving such payment shall remit such payment, without any deduction, to the appropriate account being maintained by the Lockbox Agent under the Lockbox Agreement and shall concurrently therewith advise the Servicing Agent as to the making of such payment to the Lockbox Agent and other specifics concerning such payments as the Servicing Agent shall require. Such payment and report shall be made on the first Business Day of each calendar week with respect to payments theretofore received and not yet remitted to Lockbox Agent. As to payments received under Instruments constituting Foreign Receivables, such payments shall be remitted to the account referenced in the Lockbox Agreement as the "FINOVA Capital Corporation Transfer Account" presently bearing the account number 23131556.

          6. Service of Process Agent: Each entity constituting Borrower hereby appoints Raintree Resorts International, Inc. ("Raintree"), with an address of 10000 Memorial Drive, Suite 480, Houston, Texas 77024, as their respective agent for service of process ("Service of Process Agent") who shall be responsible for accepting service of process within the United States on behalf of each of the undersigned. Service shall be effected on the Service of Process Agent in accordance with the laws of the State in which such service is made and if served in accordance with such laws, such service shall be effective and valid. Within twenty (20) days following the full execution hereof, each Borrower agrees to execute before a Mexican notary public a power of attorney in a form acceptable to Lender as to the appointment of the Service of Process Agent and shall cause such power of attorney to be registered with the appropriate public registry and with the Mexican Public Registry of Commerce. The undersigned shall not change its Service of Process Agent without (i) sixty (60) days' prior written notice to Lender, (ii) the delivery to Lender of a power of attorney in a form acceptable to Lender as to such new Service of Process Agent (the "New Agent"), (iii) the delivery to Lender of a written acceptance by the New Agent of his/her/its appointment and (iv) evidence that the replacement power of attorney has been registered with the appropriate public registries and with the Mexican Public Registry of Commerce. Each of the undersigned hereby agrees that service of process upon the Service of Process Agent appointed prior to the appointment of the New Agent shall continue to be effective until the satisfaction of the conditions set forth in clauses (i), (ii), (iii) and (iv) above.

          7. Conditions: As a condition to Lender's obligations hereunder, Borrower shall execute and deliver to Lender an Assignment of Declarant's Rights in a form acceptable to Lender along with appropriate financing statement amendments. As a further condition to Lender's obligation hereunder, Lender shall be comfortable with the manner in which it has perfected its security interest, under Mexican law, with respect to those Foreign Receivables made by Mexican residents.

          8. Reaffirmation:


               (i) Borrower and Raintree hereby reaffirm, as if made as of the date hereof, all of their respective representations and warranties contained in the Loan Documents. Borrower and Raintree furthermore reaffirm the validity, enforceability and legality of the Loan Documents, and all provisions of the Loan Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the Collateral. Borrower confirms that such security interests will continue to secure the timely and faithful performance of all Obligations, including, without limitation, the obligations under this letter. In the event of a conflict or inconsistency between the provisions of the Loan Documents as amended up to the date immediately prior to the date of this letter and the provisions of this letter, the provisions of this letter will prevail. All terms, conditions and provisions of the Loan Documents (including, without limitation, the Guarantee Agreement and the Inventory Note), as amended, are continued in full force and effect and will remain unaffected and unchanged except as specifically amended or modified hereby.

               (ii) Borrower and Raintree acknowledge that Lender has performed, and is not in default of, its obligations under the Loan Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's, Raintree's or any other party's obligations under the Loan Documents; and that Lender has not directed Borrower to pay or not to pay any of Borrower's payables. Neither Borrower nor Raintree presently has any existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations. Borrower and Raintree furthermore agree that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

               (iii) Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower.

          9. Authorization: Borrower and Raintree represent and warrant that (i) they have the full power and authority to execute and deliver this letter;
     (ii) all action necessary and required by Borrower's and Raintree's Articles of Organization and all other Legal Requirements for Borrower and Raintree to execute and deliver the this letter have been duly and effectively taken; (iii) this letter does not violate or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower or Raintree is a party; and (iv) no consent of any governmental agency or any other person not a party to this letter is or will be required as a condition to the execution, delivery or enforceability of this letter.

          10. Guarantee Agreement: Raintree acknowledges and agrees that the obligations of the Borrower under this letter constitute additional obligations of the Borrower, the performance of which are guaranteed under the Guarantee Agreement.

          11. Counterparts: This letter may be executed in counterparts, each of which when taken together shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart. In addition, this Side Letter may be executed by facsimile and such facsimile signatures shall be deemed original signatures for all purposes.

          12. Loan Documents: This letter shall be deemed a Loan Document and the obligations of the Borrower hereunder shall be deemed an Obligation.



                            [Signature Pages Follow]

                  In the event the foregoing represents an accurate statement of the agreements that have been reached, please sign and return a copy of this letter to the undersigned.


                                       FINOVA CAPITAL CORPORATION


                                        By:  /s/ Mirian Santacruz

                                        Name:    Miran Santacruz
                                             -----------------------------------
                                        Title:  Vice President
                                             -----------------------------------



ACCEPTED this 13th day of October, 2000:

                                        "BORROWER"

WITNESS: CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


Brian Tucker                             By:    /S/ Douglas Y. Bech
____________                             Name: Doug Bech
                                             -----------------------------------
                                         Its:  Attorney in fact
                                             -----------------------------------
                                                                        [SEAL]


WITNESS: CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:  Doug Bech
                                              ----------------------------------
                                         Its:  Attorney in fact
                                              ----------------------------------
                                                                        [SEAL]

                         [Additional Signatures Follow]

WITNESS: Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                          Its:  Attorney in fact
                                              ----------------------------------
                                                                       [SEAL]

WITNESS:                                 CR Resorts Cancun  Timeshare  Trust, S.
                                         de R.L. de C.V., a Mexican  limited
                                         responsibility corporation with
                                         variable capital
Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                          Its:  Attorney in fact
                                              ----------------------------------
                                                                       [SEAL]
WITNESS:                                CR Resorts Cabos  Timeshare  Trust,  S.
                                        de R.L. de C.V., a Mexican  limited
                                        responsibility corporation with
                                        variable capital
Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                         Its:  Attorney in fact
                                              ----------------------------------

                                                                        [SEAL]

WITNESS: CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital
Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                         Its:  Attorney in fact
                                              ----------------------------------
                                                                       [SEAL]

                         [Additional Signatures Follow]

WITNESS: Promotora Villa Vera, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                          Its:  Attorney in fact
                                              ----------------------------------
                                                                        [SEAL]

WITNESS:                               Villa Vera Resort, S. de R.L. de C.V.,
                                       a Mexican limited responsibility
                                       corporation with variable capital
Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                         Its:  Attorney in fact
                                              ----------------------------------

                                                                        [SEAL]

WITNESS:                              Raintree Resorts International., Inc.
                                      a Nevada corporation

Brian Tucker                             By:    /S/ Douglas Y. Bech
____________
                                         Name:    Doug Bech
                                              ----------------------------------
                                          Its:  Attorney in fact
                                              ----------------------------------

                                                                        [SEAL]

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of CR Resorts Puerta Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------

STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of Villa Vera Resort, S de R.L. de CV, a Mexican limited responsibility corporation with variable capital, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------


STATE OF Texas)

COUNTY OF Harris)

          The foregoing instrument was acknowledged before me this 13th day of October, 2000, by Douglas Y. Bech, as Attorney in Fact of Raintree Resorts International, a Nevada corporation, on behalf of the corporation.

                                Bea M. Robertson
                           --------------------------
                                  Notary Public

                                                                (Seal)

My Commission Expires:
10-31-03
-------------------------